UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2007

MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

11013 West Broad Street, Glen Allen, Virginia 23060
(Address of principal executive offices)

(804) 327-5200
(Registrant’s telephone number, including area code

_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 1.02. Termination of a Material Definitive Agreement.

     On December 21, 2007, MeadWestvaco Corporation (the “Company”) and The Bank of New York (the “Rights Agent”) entered into an amendment (the “Amendment”) to the Rights Agreement between the Company and the Rights Agent, dated as of January 29, 2002 (the “Rights Agreement”), to change the Final Expiration Date (as defined therein) of the Rights (as defined therein) from the close of business on January 29, 2012 to the close of business on December 28, 2007. Accordingly, as of the close of business on December 28, 2007, the Rights will expire and will no longer be outstanding. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

ITEM 3.03. Material Modifications to Rights of Security Holders.

     As a result of the Amendment described in Item 1.02 above, the Company’s outstanding Rights will expire and will no longer be outstanding as of the close of business on December 28, 2007 and the Rights Agreement pursuant to which the Rights had been issued will be of no further force or effect.

ITEM 8.01. Other Events.

     In connection with the Company’s entry into the Amendment described in Item 1.02 above, the Board of Directors of the Company approved and adopted the following policy statement on stockholder rights plans:

     The Policy of the Board of Directors is that it will obtain prior stockholder approval of any stockholder rights plan, except in the limited circumstances described below. If the Board of Directors adopts a stockholder rights plan, it will do so after careful deliberation and in the exercise of its fiduciary duties.

     The Board of Directors may adopt a stockholder rights plan without obtaining prior stockholder approval if the Board of Directors, including a majority of the independent members of the Board of Directors, determines that, based on then prevailing circumstances, it would be detrimental to the Company and not in the best interests of the Company's stockholders to defer the effectiveness of a stockholder rights plan until stockholder approval may be obtained.

     If a stockholder rights plan is adopted without prior stockholder approval, the plan must be ratified by stockholders within one year after the effective date of the stockholder rights plan. Absent such ratification, the stockholder rights plan will expire on the first anniversary of its effective date.

     The Nominating and Corporate Governance Committee shall review this policy statement annually and recommend any appropriate changes for approval by the Board of Directors.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Rights Agreement, dated as of January 29, 2002, between
MeadWestvaco Corporation and The Bank of New York, as Rights
Agent which includes the form of Right Certificate as Exhibit A
(incorporated by reference to Exhibit 99 to the Company’s
Registration Statement on Form 8-A filed on January 29, 2002).

4.2	Amendment to Rights Agreement, dated as of December 21, 2007, between MeadWestvaco and The Bank of New York, as Rights
Agent (incorporated by reference to Exhibit 4.2 to the Company’s
Registration Statement on Form 8-A/A filed on December 26, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

By: /s/ John J. Carrara
Date: December 26, 2007	John J. Carrara
Assistant Secretary

MEADWESTVACO CORPORATION

Exhibit Index

Exhibit No.	Description

4.1	Rights Agreement, dated as of January 29, 2002, between
MeadWestvaco Corporation and The Bank of New York, as Rights
Agent which includes the form of Right Certificate as Exhibit A
(incorporated by reference to Exhibit 99 to the Company’s
Registration Statement on Form 8-A filed on January 29, 2002).

4.2	Amendment to Rights Agreement, dated as of December 21, 2007, between MeadWestvaco and The Bank of New York, as Rights
Agent (incorporated by reference to Exhibit 4.2 to the Company’s
Registration Statement on Form 8-A/A filed on December 26, 2007).